UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

Diadexus, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

349 Oyster Point Boulevard, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 19, 2015, Diadexus, Inc. disclosed to an investor that in a process of building a hospital channel sales force, its internal goal would be to try and generate an estimated $2 million of PLAC Activity product revenues in 2015.  However, this is an internal goal that was established to determine potential bonus compensation for employees and should not be considered revenue guidance.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether filed before or after the date hereof and regardless of any general incorporation language in such filing.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s internal sales goal related to PLAC Activity product revenue, its efforts to build a hospital channel force, and market penetration and acceptance of PLAC Activity product. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s inability to successfully build its hospital channel force; inability to generate its internal sales target for PLAC Activity product revenue; inability to grow revenues from existing and new customers; product pricing and demand with a concentrated customer base; the continued focus of regulatory agencies and payors on costs and the Company’s laboratory customer practices; relationships with key customers; the Company’s ability to continue to build its heart failure franchise; third party payors’ acceptance of and reimbursement for the PLAC® Tests; its ability to continue to manufacture the PLAC® Tests to meet customer demand; the adequacy of the Company’s intellectual property rights and its ability to maintain a proprietary position for its lead product; its limited revenue and cash resources; and the accuracy of the Company’s estimates regarding expenses, future revenues and capital requirements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Other risks and uncertainties affecting the Company are described more fully in the Company's filings with the Securities and Exchange Commission.  The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diadexus, Inc.
(Registrant)

Date: August 20, 2015	By:	/s/ Leone D. Patterson
Leone D. Patterson
Vice President, Finance and Chief Financial Officer